Addendum to the Lease Agreement from 01/28/2011 between
4-Antibody AG, Hochbergerstr. 60C, 4057 Basel
(Sublessee)

and

Technologie Park Basel AG, c/o Amt für Wirtschaft und Arbeit [Office for Economy and Labor], Utengasse 36, 4005 Basel
(Principal Lessee)

The two parties named above declare that the following spaces are added to the leased spaces in Technologie Park Basel (Hochbergerstrasse 60C, 4057 Basel) as of 03/31/2012:

- Office: C3_26, 3rd Floor, approx. 12 m2,
- Office: C3_28, 3rd Floor, approx. 12 m2,
- Office: C3_30, 3rd Floor, approx. 24 m2,
- Office: C4_20, 4th Floor, approx. 12 m2, rent costs:

	per month	per year
Rent	CHF 1,476.00	CHF 17,712.00
Incidental costs	CHF 338.25	CHF 4,059.00
VAT (8%)	CHF 145.15	CHF 1,741.70
Total	CHF 1,959.40	CHF 23,512.70

4-Antibody AG	Technologie Park Basel AG
Basel, on [hw:] 09/24/2012	Basel, on [hw:] 10/16/2012
[signature] Dr. Robert Burns Chief Executive Officer	[signature] Hans Jürg Dolder VR1
[signature] Melanie Schmid Group Head of HR	[signature] Samuel Hess VR2

[logo]        4-Antibody AG
4-Antibody    Hochbergerstrasse 60C

4057 Basel / Switzerland